IMPRIMIS PHARMACEUTICALS
NASDAQ: IMMY

MARK L. BAUM, CEO

OCTOBER 2015

SAFE HARBOR

This presentation contains express "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the Company's expectations and projections. Some of these risks and uncertainties include, but are not limited to: the Company's ability to make commercially available its formulations and technologies in a timely manner or at all; market acceptance of the Company's formulations and challenges related to the marketing of the Company's formulations; its ability to obtain intellectual property protection for its assets; its ability to accurately estimate its expenses and cash burn, and raise additional funds when necessary; its ability to generate profits from sales of its formulations; risks related to research and development activities; the projected size of the potential market for its technologies and formulations; unexpected data, safety and technical issues; regulatory and market developments impacting compounding pharmacies, outsourcing facilities and the pharmaceutical industry; competition; and market conditions. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Such documents may be read free of charge on the SEC's web site at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Imprimis expressly disclaims any intent or obligation to update these forward-looking statements except as required by law.

COMPANY OVERVIEW

- We plan to establish Imprimis as a national compounded drug choice for MDs, hospitals and large private and public payors
- We are focused in key therapeutic segments including: ophthalmology, urology and sinus
- Our "land and expand" model uses the value of our proprietary formulations in order to expand and sell additional non-proprietary generic drugs
- Growth opportunities in 2016 are available through our under-construction outsourcing facilities (Q1 2016), and our *Imprimis Cares* accessible pricing options which have gained national media attention
- We believe our growth strategy is working, and revenues are expected to increase >500% Q3 2014 vs. Q3 2015

imprimis PHARMACEUTICALS

COMPOUNDING INVESTMENT TRENDS

- Compounding sector undergoing "growth renaissance" *(Eric Coldwell, Baird Equity Research, WSJ, Oct 2015)*[1]
- Amerisource Bergen (ABC) acquired PharMEDium in Oct 2015, the largest compounding pharmacy company in the U.S., for $2.6B, equating to 22x EBITDA[1]
- QuVa Pharma, a Bain Capital company, acquired privately-held Healix, Inc., TX-based sterile compounding company, in Aug 2015[1]
- Fagron NV, a Euronext listed compounding and wholesaler company, retains J.P. Morgan Chase due to recent acquisition interest in Oct 2015[1]
- "Indeed, drug compounding businesses are drawing investors."[1] *Wall Street Journal – Oct 2015*

INVESTMENT THESIS

- Policy makers and presidential candidates are looking for ways to contain accelerating drug prices

  "I'm going to address drug prices, starting with how we're going to try to control the cost of skyrocketing prescription drugs. It's something I hear about everywhere I go."[2]

  — Hillary R. Clinton, Sept 20, 2015

- We believe our business model, including our *Imprimis Cares* compounded drug accessibility program, is an answer to part of the healthcare cost policy debate
- Large payors, including leading managed care hospital systems, PBMs, and other public and private payors are interested in lower cost alternative compounded options for patients

EXAMPLE OF MODEL IN ACTION



CATARACT SURGERY

- Our flagship Dropless Therapy™ ophthalmology formulations can save Medicare/Medicaid and patients up to $13B over next 10 years[4]
- This can happen while disrupting the >$1B U.S. eye drop market[3,4]

imprimis PHARMACEUTICALS

CATARACT SURGERY EYE DROP MARKET



- Standard care is eye drop therapy:
  - NSAID
  - Antibiotic
  - Steroid
- Cataract Surgery Fast Facts:
  - 3.6M cataract surgeries in 2013 (U.S.)[3]
  - Eye drops cost an average of $323/case[4]
- Eye Drop Therapy = Three C's:
  - High Cost
  - Poor patient Compliance[5-10]
  - Patient Callbacks to the MD's office[5-10]

There is general dissatisfaction with eye drops

OUR SOLUTION



Tri-Moxi-Vanc 15mg
Injection
Tri-Moxi 15mg
1mL Preservative Free
For Intravitreal Injection

Single Injection
vs.
150 Eye Drop Applications



(1)
(2)
(3)
(4)
(5)



(150)

DROPLESS THERAPY™ ALTERNATIVE

- Injectable combination of steroid & antibiotic
- Patent-pending formulation enabled by SSP Technology™
- Used in 100,000 surgeries by >400 U.S. ophthalmologists
- Single injection vs. >150 eye drop applications
- >90% of Dropless cases eliminate eye drops[11]
- Up to $13B 10-year cost savings to Medicare, Medicaid and patients[4]
- Reduces patient compliance issues related to drops[5-10]
- Decreases staff time responding to patient calls[5-10]

Patients and MDs Prefer Dropless Therapy[4-9,12]

ENABLED BY SSP TECHNOLOGY™


Moxifloxacin HCl
(15/1)mg/mL Sterile
(15/1)mg/mL Sterile

SSP Technology™ allows active drugs to mix and become usable as an injection

Without SSP Technology™, large irregular clumps of active drugs persist, not usable as an injection

imprimis PHARMACEUTICALS

RAPID ADOPTION OF DROPLESS



Dropless Therapy™ Weekly Unit Sales
(Oct 2014 - June 2015)
3000
2500
2000
1500
1000
500
0
992
2540
Market Share
Est. 3.3%
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun

imprimis PHARMACEUTICALS

DROPLESS MARKET OPPORTUNITY

- >50% market share potential according to study by Grail Research (*sponsored independent of Imprimis*)[12]
- Key factors for pricing potential of $100 per eye:
  - Patients must be able to pay out of pocket
  - Dropless must be made in FDA registered facility
- Imprimis is:
  - Executing patient pay strategy with CMS based on predicate of patient pay for premium IOLs
  - Registering key production facilities with FDA and implementing cGMPs

We estimate a >$200M/yr Dropless sales potential with a change in CMS policy

VALUE CREATION FROM COST SAVINGS

Andrew Chang & Co, LLC estimates up to $13B savings to US healthcare system and patients over next 10 years with Dropless Therapy™[4]



$14
$12
$10
$8
$6
$4
$2
$-
$ Billions
State
Patient
Federal
Low Estimate
Weighted Average
High Estimate

At $100 per dose, we believe Dropless can create payor cost savings [4] and drive shareholder value

LESSDROPS™ TOPICAL SOLUTIONS


imprimis

- We use SSP Technology™ to also make combination eye drops
  - Antibiotic + Steroid
  - NSAID + Steroid
  - Triple Drop™
- One bottle vs. 3 different bottles
- 50% fewer drops[13]
- Lower cost ($323[4] vs. $60)
- Better patient compliance[13]
- Prescribed for LASIK and cataract surgeries

LESSDROPS™ TOPICAL SOLUTIONS


CVS/pharmacy
VIGAMOX
PROLENSA
SANDOZ
>$323.00


Sterile 3mL Bottle
Ophthalmic Drops
imprimis
$60.00

GROWTH STRATEGY

- Use "pain-point solving" patented and patent-pending formulations to establish long-term business relationships in key therapeutic verticals
- Expand business relationships by selling other non-proprietary high margin compounded drugs
- Maintain accessible pricing for our formulations which may help establish new payor relationships
- New compounding pharmacy regulations are driving rapid consolidation in this fragmented multi-billion dollar industry
- Imprimis is embracing the regulations, transitioning key production to FDA-registered cGMP facilities

We believe Imprimis is establishing a national leadership position in the compounding drug space

REVENUE DRIVERS

- Marketing and dispensing patented and patent-pending drug formulations into three therapeutic verticals
  - Ophthalmology (Dropless and LessDrops)
  - Urology
  - Sinus
- *Imprimis Cares* generic alternatives
- Creating relationships with large U.S. payors
- Scaling production in and realizing potential efficiencies from 503B outsourcing facilities

imprimis PHARMACEUTICALS

CHRONIC UROLOGY PROGRAM


SpeediCath
Standard
Urinary catheter for
intermittent catheterization.
Rx only
28510
Heparin Sodium
2,500 Units/ml
(50,000 units/syringe)
Lidocaine HCl
13.25 mg/ml
(265 mg/syringe)
20ml single use syringe

- pH balanced Heparin + Lidocaine formulation for interstitial cystitis (IC)
- Patented through 2026
- $60-80 per dose drug reimbursement
- $150-180 per instillation CPT code[14]
- IC is characterized by bladder pain and frequent urination
- Studies support IC symptom relief[15-17]
- Recommended option by the American Urological Association[18]
- Up to 10M U.S. IC patients[19-20]

CHRONIC SINUS PLATFORM


TAG

- Recent acquisition of assets of the largest U.S. provider of topical compounded sinus medications
- Relaunched in Oct 2015
- >8,000 prescribers (8 of 10 U.S. ENTs)
- >38,000 patients past year
- Proprietary packaging
- Topical delivery is an effective method to administer sinus medications[21]
- >30M U.S. adults suffer from sinusitis[22]
- Costs of chronic/acute sinusitis in U.S. exceeds $11B annually[22]

LAND AND EXPAND STRATEGY

"Land" to Establish Customer Relationship	"Expand" with Complementary Medications
 **Dropless** **LessDrops**	• Lyophilized Epinephrine • Shugarcaine • Hyaluronidase • Mitomycin • Other Mydriatic formulations • Povidone Iodine
 **HLA**	• Pentosan delayed release capsules • Lyophilized Tri-Mix • Elmiron® • Hormone Replacement Therapy • Progesterone, Estrogen
 **SINUS**	• Antibiotics • Anti-inflammatories • Antifungals • Chelating Agents

imprimis PHARMACEUTICALS

IMPRIMIS CARES INITIATIVE



- Working with MDs, PBMs, hospital groups, and public payors to provide potential low-cost alternative compounded options from the >7,800 FDA approved generic drugs
- Aligning corporate mission of making novel and customizable medicines at accessible prices
- Providing cost-effective compounded medication options where sole-source generics have increased prices
- Introduced pyrimethamine and leucovorin as lower cost alternative option to Daraprim® in Oct 2015

INFRASTRUCTURE TO GROW


Roxbury, NJ
503B
Outsourcing Facility
(Q2 2016)
Randolph, NJ
503A
Sterile and Non-Sterile
(Closing Q1 2016
Transitioning to
Roxbury)
Licensed in 50 states
Philadelphia, PA
503A
Non-Sterile
Irvine, CA
503A
Sterile and Non-Sterile
HQ – San Diego, CA
Allen, TX
503B
Outsourcing Facility
(Q1 2016)

REVENUE PERFORMANCE



Quarterly Revenue
(in thousands of dollars)
3,000
2,000
1,000
0
$439
$554
$1,563
$1,967
$2,700
Q3-2014A
Q4-2014A
Q1-2015A
Q2-2015A
Q3-2015E

% Growth	-	26%	182%	26%	
% Margin	46%	39%	36%	47%	
Dropless	$149	$299	$321	$516	
LessDrops	-	-	-	$96	
HLA	-	-	$7	$215	

imprimis PHARMACEUTICALS

COMPANY PROFILE

- Trading Symbol: NASDAQ: IMMY
- Current Price per Share (10-26-15): $7.84
- Market Cap: $76 million
- Shares Outstanding: 9.6 million
- 52-Wk Range: $6.18 – $9.00
- Number of Employees: 101
- Headquarters: San Diego, CA
- Estimated Q3 2015 revenues: $2.7 million
- Calendar 2015 revenue guidance: $9 - $11 million

CONTACT US

Imprimis Pharmaceuticals

(NASDAQ: IMMY)

12264 El Camino Real, #350
San Diego, CA 92130
858-704-4040
www.imprimispharma.com

APPENDIX AND REFERENCES

REFERENCES

1. Or, A.. PharMEDium a Hit for CD&R as Firms Renew Interest in Sector. Wall Street Journal. http://blogs.wsj.com/privateequity/2015/10/08/pharmedium-a-hit-for-cdr-as-firms-renew-interest-in-sector/. October 8, 2015. Accessed October 18, 2015.
2. Clinton, H. Interview on CBS Face the Nation. http://newyork.cbslocal.com/2015/09/20/hillary-clinton-face-the-nation/. September 20, 2015. Accessed October 18, 2015.
3. Market Scope, LLC, Comprehensive Report on the Global IOL Market. May 2013. Accessed November 2014.
4. Andrew Chang & Co LLC. Analysis of the Economic Impacts of Dropless Cataract Therapy on Medicare, Medicaid, State Governments, and Patient Costs. October 2015.
5. Galloway, MS., Intravitreal placement of antibiotic/steroid as a substitute for post-operative drops following cataract surgery, presentation at the American Society for Cataract and Refractive Surgeons Annual Meeting. April 25-29, 2014, Boston, MA.
6. Liegner J. Better surgery through chemicals. Presented at the American Society for Cataract and Refractive Surgeons Annual Meeting. April 25-29, 2014. Boston, MA.
7. Schanzer, C., Galloway, MS. No More Drops for Patients in the Real World? *Ophthalmologist.* November 2014.
8. Schweitzer, J. Dropless Cataract Surgery Offers Benefits for Patients, Providers; Convenience and improved compliance are among the advantages. *Advanced Ocular Care*. April 2015, pp. 28–29.
9. Schimmel, D. Dropless' Cataract Surgery Enhances Prophylaxis, Patient Satisfaction; Patients are beginning to request this method, which may be the catalyst for more doctors to add it to their repertoire. *Primary Care Optometry* News, May 2015.
10. Thompson, V. Post-Cataract Surgery Intraocular Injections Offer Alternative to Traditional Drop Therapy; Injections of Tri-Moxi-Vanc can benefit patients, surgeons and staff. *Ocular Surgery News* (U.S. Edition). September 2015.
11. Survey conducted with ophthalmologists in attendance at the American Society for Cataract and Refractive Surgeons Annual Meeting. April 25-29, 2014. Boston, MA.
12. Grail Research, a division of Integreon. Compounded Formulations Market Assessment. Analysis and Key Findings. Independent research study report. April 28, 2015.

REFERENCES

13. Wiley, WF. Simplifying Postoperative LASIK Care. A compounded formulation of topical postsurgical medications can enhance patients' compliance. *Cataract & Refractive Surgery Today*. http://crstoday.com/2015/08/simplifying-postoperative-lasik-care/. August 25, 2015. Accessed October 18, 2015.
14. CPT Codes 51700 and 51701 for Physician Fee Schedule for Bladder Instillations and Irrigations. CodeMap®. https://www.codemap.com/physicianfee2015.cfm. Accessed October 18, 2015.
15. Parsons, CL, et al. Alkalinized Lidocaine and Heparin Provide Immediate Relief of Pain and Urgency in Patients with Interstitial Cystitis. *International Society for Sexual Medicine*. 2012:9:207–212
16. Parsons, CL, et al. Heparin and Alkalinized Lidocaine versus Alkalinized Lidocaine for Treatment of Interstitial Cystitis Symptoms. *The Canadian Journal of Urology*. April 2015. 22(2):7739-7744.
17. Parsons, CL. Successful Downregulation of Bladder Sensory Nerves with Combination of Heparin and Alkalinized Lidocaine in Patients with Interstitial Cystitis. *Urology*. 65: 45–48, 2005.
18. American Urological Association (AUA) Guideline. Diagnosis and Treatment of Interstitial Cystitis/Bladder Pain Syndrome. https://www.auanet.org/common/pdf/education/clinical-guidance/IC-Bladder-Pain-Syndrome-Revised.pdf. Updated 2014. Accessed October 18, 2015.
19. Berry, SH, et al. Prevalence of Symptoms of Bladder Pain Syndrome/Interstitial Cystitis among Adult Females in the United States. *Journal of Urology*. http://www.ncbi.nlm.nih.gov/pubmed/21683389. 2011 Aug;186(2):540-4. doi: 10.1016/j.juro.2011.03.132. Epub June 16, 2011. Accessed October 18, 2015.
20. Suskind, AM, et al. The Prevalence and Overlap of Interstitial Cystitis/Bladder Pain Syndrome and Chronic Prostatitis/Chronic Pelvic Pain Syndrome in Men. RAND Interstitial Cystitis Epidemiology male study. http://www.ncbi.nlm.nih.gov/pubmed/23164386. January 2013; 189(1):141-5. doi: 10.1016/j.juro.2012.08.088. Epub 2012 Nov 16. Accessed October 18, 2015.
21. Shikani, A, Kourelis, K. Topical Membrane Therapy for Chronic Rhinosinusitis. In Marseglia, GL ed. *Peculiar Aspects of Rhinosinusitis*. InTech. November 23, 2011. http://cdn.intechopen.com/pdfs-wm/24285.pdf. Accessed October 18, 2015.
22. AAO-HNSF Updated Clinical Practice Guideline: Adult Sinusitis. http://www.entnet.org/content/aao-hnsf-updated-clinical-practice-guideline-adult-sinusitis. April 1, 2015. Accessed October 18, 2015.

CONDENSED BALANCE SHEET

(in thousands, unaudited)		At June 30, 2015
Cash, equivalents and short-term investments	$	10,201
Accounts receivable		579
Inventories		793
Other short-term assets		436
Total current assets		**12,009**
Furniture and equipment, net		601
Intangible assets and goodwill, net		4,244
TOTAL ASSETS	**$**	**16,854**
Total current liabilities	$	2,667
Senior note payable, net of discount, $10M principal		8,061
Other long term debt		886
TOTAL LIABILITIES		**11,614**
TOTAL STOCKHOLDERS' EQUITY		**5,240**
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	**$**	**16,854**

CAPITAL STRUCTURE

As of September 30, 2015 (unaudited):

Common stock issued and outstanding	9,681,646
Options, weighted avg. ex. $6.54*	963,213
Warrants, weighted avg. ex. $7.41	240,688
RSUs**	330,617
Total diluted outstanding	11,216,164

*Number of options does not include 600,000 market based options, vesting at stock prices ranging from $9 to $15 and an ex. price $7.87

**Number of RSUs includes RSUs vested, but shares that have not been issued. Does not include 1,207,500 market based vesting PSUs, at stock prices ranging from $10 to $30

imprimis PHARMACEUTICALS

THE EYE DROP JOURNEY

PATIENT PROFILE

- 80 years old
- Arthritis
- Scoliosis
- Lives alone
- Social Security

SCHEDULING

- Rxs for multiple eye drops

SURGERY DAY

- Pharmacy switched Rxs
- Cannot afford QD and BID drops (on Rx)
- Patient brings QID generic drops

POST-OP

- Difficulty administering
- Confusion on regiment
- Runs out; no refills

SUMMARY

- Higher cost to the patient
- Compliance concerns
- Calls to office staff
- Risk of endophthalmitis, inflammation and CME



imprimis PHARMACEUTICALS

THE DROPLESS JOURNEY

PATIENT PROFILE

- 80 years old
- Arthritis
- Scoliosis
- Lives alone
- Social Security

SCHEDULING

- No eye drop Rxs
- Informed about Dropless Therapy

SURGERY DAY

- Dropless Therapy injected intravitreally

POST-OP

- Eye looks quiet
- No infection
- No inflammation

SUMMARY

- No eye drop Rxs
- Informed about Dropless Therapy



imprimis PHARMACEUTICALS

DROPLESS RESEARCH REPORT



Triamcinolone
HCl
(15/1)mg/mL
Tri-Moxi
(15/1)mg/mL



Tri-Moxi-Vanc
Injection
Preservative Free
Store frozen
SHAKE WELL
Do Not Use
Tri-Moxi
1mL Preservative
For Intravitreal

- Findings of independent research report by Grail Research[12] (n=257)
  - 57% MDs are aware of Dropless Therapy™
  - 52% cite not adopting due to payor issue (MDs or CMS)
  - 91% will adopt if made in FDA facility

CURRENT EYE DROP COSTS[4]

	Medicare			Medicaid		
	Weighted Average	Low	High	Weighted Average	Low	High
NSAID	$165	$139 (Bromfenac Sodium)	$207 (Bromday)	$168	$137 (Bromfenac Sodium)	$206 (Bromday)
Antibiotic	$89	$12 (Tobramycin)	$109 (Besivance)	$89	$12 (Tobramycin)	$109 (Besivance)
Steroid	$70	$24 (Prednisolone Acetate)	$114 (Durezol)	$80	$25 (Prednisolone Acetate)	$115 (Durezol)
Total	**$323**	**$175**	**$431**	**$337**	**$174**	**$431**

imprimis PHARMACEUTICALS

INTEGRATIVE MEDICINE



- Sterile injectable formulations
  - Autoimmunity
  - Oncology
  - Chronic infectious disease
  - Endocrine/metabolic diseases
- Non-sterile formulations
- Poised for growth
- Expanding sales & marketing efforts
- Integrative Therapies Institute conference series